Exhibit 99.2
THE POWER OF GLASS INVESTOR DAY 2025 MARCH 14, 2025

2 SAFE HARBOR COMMENTS AND FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements related to O-I Glass, Inc. (“O-I Glass” or the “Company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” "target," “commit” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to achieve expected benefits from cost management, efficiency improvements, and profitability initiatives, such as its Fit to Win program, including expected impacts from production curtailments, reduction in force and furnace closures, (2) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, trade disputes, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates, changes in laws or policies, war, civil disturbance or acts of terrorism, natural disasters, public health issues and weather, (3) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current Ukraine-Russia and Israel-Hamas conflicts and disruptions in supply of raw materials caused by transportation delays), (4) competitive pressures from other glass container producers and alternative forms of packaging or consolidation among competitors and customers, (5) changes in consumer preferences or customer inventory management practices, (6) the continuing consolidation of the Company’s customer base, (7) the Company’s ability to improve its glass melting technology, known as the MAGMA program, and implement it in a manner to deliver economic profit within the timeframe expected in addition to successfully achieving key production and commercial milestones, (8) unanticipated supply chain and operational disruptions, including higher capital spending, (9) seasonality of customer demand, (10) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (11) labor shortages, labor cost increases or strikes, (12) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (13) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (14) any increases in the underfunded status of the Company’s pension plans, (15) any failure or disruption of the Company’s information technology, or those of third parties on which the Company relies, or any cybersecurity or data privacy incidents affecting the Company or its third-party service providers, (16) risks related to the Company’s indebtedness or changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to generate cash to service indebtedness and refinance debt on favorable terms, (17) risks associated with operating in foreign countries, (18) foreign currency fluctuations relative to the U.S. dollar, (19) changes in tax laws or global trade policies, (20) the Company’s ability to comply with various environmental legal requirements, (21) risks related to recycling and recycled content laws and regulations, (22) risks related to climate-change and air emissions, including related laws or regulations and increased ESG scrutiny and changing expectations from stakeholders, and the other risk factors discussed in the company's filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance, and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. Additionally, certain forward-looking and other statements in this presentation or other locations, such as the Company’s corporate website, regarding ESG matters are informed by various ESG standards and frameworks (which may include standards for the measurement of underlying data) and the interests of various stakeholders. Accordingly, such information may not be, and should not be interpreted as necessarily being “material” under the federal securities laws for SEC reporting purposes, even if the Company uses the word “material” or “materiality” in such discussions. In particular, certain standards and frameworks use definitions of “materiality” in the ESG context that differ from, and are often more expansive than, the definition under U.S. federal securities laws. ESG information is also often reliant on third-party information or methodologies that are subject to evolving expectations and best practices. The Company’s disclosures may change due to revisions in framework requirements, availability of information, changes in its business or applicable governmental policies, or other factors, some of which may be beyond its control.

EMMANUELLE GUÉRIN SVP, Business Operations Europe CHRIS MANUEL VP, Investor Relations EDUARDO RESTREPO SVP, Business Operations Americas ARNAUD AUJOUANNET SVP, Chief Sales & Marketing Officer GORDON HARDIE President & Chief Executive Officer JOHN HAUDRICH SVP & Chief Financial Officer DARROW ABRAHAMS SVP, General Counsel & Secretary RANDY BURNS SVP, Chief Administrative & Sustainability Officer JAMES DALTON SVP, Chief Human Resources & Technology Officer 3 O-I GLASS LEADERSHIP TEAM Investor Day Presenters

# AGENDA

| TOPIC | PRESENTERS | ROLE |
|---|---|---|
| **Introduction** | Chris Manuel | VP, Investor Relations |
| **Business Strategy and Overview** | Gordon Hardie | President & Chief Executive Officer |
| **Horizon 1:** Fit to Win | Eduardo Restrepo<br>Emmanuelle Guérin | SVP, Business Operations Americas<br>SVP, Business Operations Europe |
| **10 Minute Break** | | |
| **Horizon 2:** Profitable Growth | Arnaud Aujouannet | SVP, Chief Sales & Marketing Officer |
| **Horizon 3:** Strategic Optionality | Randy Burns | SVP, Chief Administrative & Sustainability Officer |
| **Financial Review and Outlook** | John Haudrich | SVP, Chief Financial Officer |
| **Concluding Remarks** | Gordon Hardie | President & Chief Executive Officer |
| **5 Minute Break** | | |
| **Q&A** | All | All |
| **Adjourn** | Chris Manuel | VP, Investor Relations |

4

BUSINESS & STRATEGY OVERVIEW GORDON HARDIE, PRESIDENT & CHIEF EXECUTIVE OFFICER 5

1,100 1,450 1,650 2024 2025E 3YR Target 5YR Objective 6 RESHAPING O-I TO BECOME THE ‘BEST VALUE’ PACKAGING OPTION Optimizing how we work across the value chain with suppliers and customers Transforming O-I’s cost base to become highly competitive Building a higher value, more premium business portfolio Focusing the business on driving Economic Profit Growing in clearly targeted geographies, categories and segments EARNINGS IMPROVEMENT (aEBITDA, $M) 1,150-1,200 ≥ ≥ > 8% 5YR CAGR ROBUST INVESTMENT THESIS TO CREATE SHAREHOLDER VALUE

GLOBAL LEADER in glass packaging refocused on transforming COMPETITIVENESS, increasing ECONOMIC PROFIT and growing the VALUE of the company 7 WHO WE ARE TODAY Glass is the preferred choice for premium and health-oriented products ~21,000 employees, 70+ nationalities, 30+ languages customers across a broad product portfolio Sell into 74 countries through network of 69 plants in 19 countries Serve 6,000 TOP global beer and spirits brands Customer Excellence Top Quartile Net Promoter Score (NPS) Global Leader in both MAINSTREAM and PREMIUM Glass Packaging $6,531 $1,100 Net Sales aEBITDA FINANCIAL SCALE* ($M) #1 Global Glass Supplier Net sales 1.6x next largest glass competitor *2024 Results

8 OUR REFOCUSED PURPOSE Together, we put the power of glass within reach of everyone, every day

Making Safety Our #1 Priority Operating with Transparency, Teamwork and Inclusivity Driving Productivity, Continuous Improvement and Sustainability Building Shared Value with Our Customers Strengthening LeadershipThrough the Business Using Economic Profit to Drive Our Value Creation Operating Principles We will reshape O-I to make it a safer, fit, sustainable, and more valuable company as we build shared value with our customers. 9

10 VALUE CREATION ROADMAP CURRENT O-I EP CAPTURE FUTURE O-I EP CAPTURE FIT TO WIN: Radically reduce total enterprise costs and optimize entire network and value chain PROFITABLE GROWTH: Leverage more competitive position to drive future profitable growth with winning customers HORIZON 1 (2024+) FIT TO WIN STRATEGIC OPTIONALITY: Grow the business through geographic expansion, JVs, partnerships and capability M&A, as well as consistently return capital to shareholders ECONOMIC PROFIT (EP) MINDSET HORIZON 2 (2026+) PROFITABLE GROWTH HORIZON 3 (2028+) STRATEGIC OPTIONALITY Excellent Progress and Increasing Fit to Win Target from $300M to $650M

11 OUR RIGHT TO WIN Consumers & Customers PREFER GLASS Privileged Footprint With GROWTH Opportunities GLOBAL Reach With LOCAL Touch Privileged CUSTOMER RELATIONSHIPS Refocus On COMPETITIVENESS From Scale

# CONSUMERS AND CUSTOMERS PREFER GLASS

## Consumers prefer GLASS for its superior SUSTAINABILITY, QUALITY and FOOD SAFETY

**92%** of US consumers regard glass packaging positively because of its **lower environmental impact**[1].

**70%** of US consumers believe **glass safely stores food and beverages**[2].

**80%** of Europeans view glass as **a material fit for the future**[3].

**59%** of global wine drinkers consider glass bottles as the **most sustainable wine packaging** option[4].

**65%** of European consumers **trust the quality of a product more** when it is packaged in glass[3].

## WE SERVE THE MOST ICONIC BRANDS, ENABLING THEM TO INNOVATE AND BUILD EQUITY

**MAINSTREAM** →

**PREMIUM** →


ORO
BLUE MOON
BELGIAN WHITE
COURVOISIER
VS
1800

Premium —— Super Premium —— Luxury

Sources: 1.GPI 2022 US Consumer Study, 2. 2023 US EcoFocus Consumer Trends survey, 3. FEVE Survey, 4. Wine Intelligence SOLA Report 2022.

12

Privileged customer RELATIONSHIPS, leading DESIGN capabilities and SERVICE levels 13 O-I SERVES THE BRANDS WE ALL TRUST AND LOVE

Most TRUSTED Glass Supplier to a LARGE, DIVERSE AND VALUABLE Customer Base 14 PRIVILEGED CUSTOMER RELATIONSHIPS Source: Internal OI (3RD Party NPS study) Note: No customer greater than 6% of net sales LARGE, DIVERSE, VALUABLE CUSTOMER BASE THE MOST TRUSTED GLOBAL GLASS SUPPLIER Net Promoter Score # CUSTOMERS (2024 = 6,000) International Regional Local/Emerging 22 27 20 28 45 50 56 2018 2019 2020 2021 2022 2023 2024 NET SALES (2024 = $6.5B) First Quartile – Mfg Cos

## PRIVILEGED GLOBAL FOOTPRINT WITH OPPORTUNITIES FOR GROWTH

**O-I has GLOBAL REACH with DEEP LOCAL connections and know how**



### GROWTH OPPORTUNITY

O-I IS GLOBAL LEADER IN GLASS CONTAINER MARKET, BUT REPRESENTS ONLY ~ **9% SHARE**

- Sell into **74** countries
- Operate in **19** countries
- **70+** nationalities
- **30+** languages

15

Source: Internal OI

16 OPPORTUNITY TO GROW IN THE ATTRACTIVE F&B MARKET GLOBAL (O-I + NON-O-I GEOGRAPHIES) Data source: 1. Euromonitor 2023 Actuals (domestic + imported consumption); *does not account for returnable glass bottles CSD = Carbonated Soft Drinks; NAB = Non Alcoholic Beverages; RTD = Ready To Drink Globally, glass maintains a strong and stable share in core alcohol categories There is significant room for growth in FOOD, NAB, SPIRITS, and PREMIUM BEER which is outpacing the overall glass CAGR RTDs represent opportunity for glass to capture premium growth and expand its presence especially in the US 303 416 405 669 367 36 30 20 2,246 Units Sold (#B) 2.1% 3.4% 2.2% 1.9% 1.6% 2.3% 0.5% 4.5% 2.3% Category Growth CAGR (2024-2028) 1.9% 3.0% 2.1% 2.1% 0.8% 1.7% 0.4% 4.0% 1.5% Glass Growth CAGR (2024-2028) O-I Serves the GLOBAL FOOD AND BEVERAGE Industry with ~ 2.3% Annual Growth CSDs Bottled Water Other NAB Food Beer/Cider Spirits Wine RTDs Total GLASS VS ALTERNATIVE PACKAGING UNITS SOLD Glass Alternative Packaging

17 LEVERAGING RIGHT TO WIN WILL CREATE VALUE DRIVE PROFITABLE GROWTH LEVERAGING OPTIMIZED NETWORK INVEST IN TARGETED GROWTH RETURN CAPITALTO SHAREHOLDERS DELIVER HIGHER EARNINGS, FCF AND ECONOMIC PROFIT TRANSFORM COST COMPETITIVENESS STRENGTHEN BALANCE SHEET (Financial Leverage Ratio ≤ 2.5X) INCREASE SHAREHOLDER VALUE

HURDLE RATE +2% Economic Spread* ECONOMIC PROFIT Mindset, Increased ACCOUNTABILITY and CAPABILITY with alignment of all capital to EP POSITIVE INVESTMENT 18 EP FRAMEWORK UNDERPINS VALUE CREATION * See Economic Profit and Economic Spread in Appendix ECONOMIC PROFIT FRAMEWORK Rigorous Vetting Plants returning on their investment through TOE Customers generating positive value & aligned to strategy SKUs individually contributing and aligned to manufacturing assets Scrutiny of Investments & Reinvestments Continuous monitoring & accountability

19 REFRAMING SUCCESS LONG-TERM OBJECTIVES (Post 2027) REAFFIRM 2027 Target NEW 2029 Objective aEBITDA Margin % Low 20s Mid 20s FCF % of Sales ≥ 5% ≥ 7% Economic Spread* ≥ 2% ≥ 4% ≥ $1,450M ≥ $1,650M Sustainable aEBITDA Organic growth ≥ 1.5%/yr Increase premium portfolio from 27% to ~ 40% 20%+ reduction in unit cost in relevant mainstream categories and markets Net Promotor Score (NPS) ≥ 60 Return more capital to shareholders * Economic Spread assumes 2024 WACC Achieve Elevated 2030 Sustainability Goals

FIT TO WIN EDUARDO RESTREPO, SVP BUSINESS OPERATIONS AMERICAS 20

RADICALLY REDUCE total enterprise cost and OPTIMIZE entire network and value chain 21 FIT TO WIN: 2025-2027 PHASE A: RESHAPE THE STRUCTURE Reduce SG&A Initial Network Optimization PHASE B: TRANSFORM THE VALUE CHAIN Cost Transformation Total Organization Effectiveness (TOE) BEST AT BOTH MODEL Differentiated Models for Mainstream and Premium Segments 2027 Target Long-Term Goal • Achieve ≥ $650M Fit To Win Benefits • (Phase A $350M; Phase B ≥ $300M) • Increase premium portfolio from 27% to ~ 40% • 20%+ reduction in unit cost in relevant mainstream categories and markets

EXCELLENT PROGRESS on PHASE A, EXPANDING Fit To Win Target from $300M to $650M by 2027 22 DELIVERING ON OUR FIT TO WIN SAVINGS OBJECTIVE Introducing PHASE B Targets ≥ $200M ≥ $150M ≥ $350M Reshape SG&A Initial Network Optimization SUBTOTAL 2025: $100M $100M $200M PHASE A: RESHAPE THE STRUCTURE 2024: $14M $11M $25M TARGET PHASE B: TRANSFORM THE VALUE CHAIN TOTAL $25M $250M ≥ $650M (by 2027) $50M ≥ $300M

Drive ECONOMIES OF SCALE and NEW WAYS OF WORKING Across the Network 23 FIT TO WIN APPROACH * See Economic Profit and Economic Spread below and in Appendix slides. Improve productivity, unlock trapped capacity and enable positive Economic Profit* growth and mix Optimize value chain & drive synergies across procurement, efficiency logistics and energy Reduce cost base to be competitive in all markets / categories where we compete Specialize network to be lowest cost in mainstream and best cost in premium Maximize economic profit through greater return and growth 2. Cost Transformation 3. Total Organization Effectiveness 4. Best at Both 5. Invest & Monetize 1. SG&A and Network Optimization INCREASE ECONOMIC PROFIT

Net cost reduction by 2027 with SG&A ≤ 5% of net sales REDUCE SG&A 24 Lean, FIT FOR PURPOSE Organization 0% 5% 10% 2023 2024 2025 2026 2027 Peer Avg $200M • On Target for ≥ $100M savings in 2025 • Expect actions to be complete by early-2026 • De-layer the organization • Shift key operational accountabilities to local markets • Reduce central operating costs • Eradicate waste SG&A % SALES Solid Progress To Date Rapidly Realigning SG&A Spend To Improve Competitive Position PHASE A RESHAPE THE STRUCTURE Source: Internal OI benchmarking

INITIAL NETWORK OPTIMIZATION 25 Eliminate EXPENSIVE Temporary Downtime 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 0 50 100 150 200 250 300 350 2024 First Wave Optimization (1H25) Achieve Prelim. Inventory Goal (2H25) Second Wave Optimization (1H26) 2026 (%) ($M) Unabsorbed Fixed Costs % Excess Capacity ADDRESS EXCESS CAPACITY AND UNABSORBED FIXED COSTS Evaluate market trends and assess additional action $150M Net cost reduction by 2027 • Close high cost, underutilized furnaces • Rebalance inventories (prelim. inventory goal IDS ≤ 50) • Reduced inventories • On target for ~ $100M network savings in 2025 • Expect actions to be complete by 2026 t Rapidly Eliminating Excess Capacity and Unabsorbed Fixed Costs Solid Progress To Date PHASE A RESHAPE THE STRUCTURE Source: Internal OI

# COST TRANSFORMATION THROUGH DISCIPLINED DISRUPTION

**PHASE B**
**TRANSFORM THE VALUE CHAIN**

## Optimize the VALUE CHAIN and Drive Synergies by Leveraging GLOBAL SCALE

### Proactively Managing Enterprise Spend

- Procurement purchase best practices
- Joint supplier productivity plans
- Specific platform for energy and plant efficiency
- Raising performance standards

### Solid Progress To Date

- Expect to save ~ $50M in 2025 (of $150M 2027 target)

**$150M** **Net cost reduction by 2027**

**Cost Transformation through raising standards, challenging conventions, and new levels of productivity**

| LOCATION | ENERGY | EFFICIENCY | INDIRECT | RAW MATERIAL |
|---|---|---|---|---|
| BENCHMARK | Top Quartile | Top Quartile | Top Quartile | Top Quartile |
| PLANT A | 2nd Quartile | Top Quartile | 2nd Quartile | Top Quartile |
| PLANT B | 3rd Quartile | 2nd Quartile | 2nd Quartile | 3rd Quartile |
| PLANT C | 3rd Quartile | 3rd Quartile | 3rd Quartile | 2nd Quartile |
| PLANT D | Top Quartile | Top Quartile | Top Quartile | 4th Quartile |
| PLANT E | 3rd Quartile | 2nd Quartile | 3rd Quartile | 3rd Quartile |
| PLANT F | Top Quartile | 3rd Quartile | Top Quartile | Top Quartile |
| PLANT G | 3rd Quartile | 3rd Quartile | 3rd Quartile | 2nd Quartile |
| PLANT H | 4th Quartile | Top Quartile | 4th Quartile | 3rd Quartile |
| PLANT I | 4th Quartile | Top Quartile | 2nd Quartile | Top Quartile |
| PLANT J | 2nd Quartile | 4th Quartile | 4th Quartile | 4th Quartile |

**KEY**

| Top Quartile | 2nd Quartile | 3rd Quartile | 4th Quartile |
|---|---|---|---|

26

Source: Internal OI

A NEW APPROACH WITH SUPPLIERS 27 • Partners – Joint Capital Investment, Joint Ventures, Cost Transformation • Strategics – Productivity, Long-Term Contracts, Consolidation • Transactional – Tender, E-Tender, Rationalization • Working with the Best / Most Efficient Suppliers • Reduce Administrative Costs • Leverage Technology • Consolidation New Framework for Working with Suppliers Rationalization of Supplier Base • Joint Business Plans • Risk Management • Joint Venture Opportunities • Shared 'New' Value Working Differently PHASE B TRANSFORM THE VALUE CHAIN

Align Organization on Purpose Statement Establish the Value Office Rapid Review and Adjust TOTAL ORGANIZATION EFFECTIVENESS 28 Transform PRODUCTIVITY to OPTIMIZE CAPACITY and MAXIMIZE ECONOMIC PROFIT • Initiated pilot at Toano, VA plant with impressive initial results • Begin systematic rollout starting mid-2Q25 • New methods to drive productivity in glass operations • Implement across entire O-I network by end of 2026 • Challenging long-held industry conventions Solid Progress To Date Optimizing Capacity DRIVING SCALE ACROSS THE NETWORK Improve Plant Productivity and Free Trapped Capacity and Eliminate Waste Optimize Network Around Improved Capacity Utilization Manage Mix and Margins to Improve Economic Profit PHASE B TRANSFORM THE VALUE CHAIN Capital Discipline ≥ $150M Net cost reduction by 2027 (Expect more benefits beyond 2027)

Total Organization Effectiveness IN ACTION and Delivering strongly against EXPECTATIONS CASE STUDY: TOE PILOT AT TOANO, VA PLANT CASE STUDY: 20 WEEK DEPLOYMENT PILOT Current TOE Rating Target TOE Rating PORTFOLIO TOE RATING Expect TOE Will Free 10-15% Trapped Capacity/Cost for Higher Profit Volume and Support Further Network Optimization • Increased efficiency by nearly 10% with no capital • Reduced IDS to <30 days • Plant cost will be competitive with cans • Reduced energy usage, waste and raw materials TOE PILOT IN TOANO, VA MAKING GREAT PROGRESS INITIAL WINS 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Definition of plant specific opportunities STAGEDevelopment of plan and team readiness Installation of actions to improve Increase Standards to Drive Continuous Improvement Calendar Week Number We Are Here Source: Internal OI PHASE B TRANSFORM THE VALUE CHAIN 29

30 O-I MEXICO BRINGS FIT TO WIN APPROACH TO LIFE M E X I C O Improve productivity, unlock trapped capacity and enable positive Economic Profit1 growth and mix Reducing consumption and costs across key categories to deliver on energy, waste, raw materials and procurement opportunities Reduced SG&A costs by 25% and right sized capacity to align current supply with sustainable demand Continue allocation of mainstream vs premium mix aligned to asset base Investing in select assets to further optimize economic profit and monetizing under-utilized assets 2. Cost Transformation 3. Total Organization Effectiveness 4. Best at Both 5. Invest & Monetize 1. SG&A and Network Optimization ENHANCE ECONOMIC SPREAD

BEST AT BOTH EMMANUELLE GUERIN, SVP BUSINESS OPERATIONS EUROPE 31

BEST AT BOTH MODEL 32 DIFFERENTIATED Models for MAINSTREAM and PREMIUM Business MAINSTREAM PREMIUM Container Simple, Standard Complex, Branded Mostly Fragmented Production Long Run Production Scale Services Limited Extensive Growth Lower Higher Margins Average ≥ 30% Above Avg. Cost Profile “Lowest Cost” “Best Cost” 73% 27% VOLUME Mainstream Premium 45% 55% GROSS PROFIT Mainstream Premium MAINSTREAM VS PREMIUM MODELS To further improve its competitive position, O-I is incorporating unique models for Mainstream and Premium categories, customers and SKUs The Mainstream model is focused on being the “Lowest Cost” producer The Premium model is focused on being the “Best Cost” producer GOAL: Increase premium portfolio from 27% to ~ 40% Source: Internal OI

Changing WAYS OF WORKING to Successfully execute on Best at Both Model 33 BEST AT BOTH FRAMEWORK OPERATIONS GO TO MARKET Capabilities Alignment Adapt Service Model Based on Segmentation End-to-end Supply chain Optimization Network Specialization Leverage Most Valuable Relationships

52% 50% 30% 10% 18% 40% 2024 Target Dedicated Premium Furnaces Hybrid Furnaces Dedicated Mainstream Furnaces 73% 60% 27% 40% 2024 Target Mainstream Premium Greater NETWORK SPECIALIZATION in line with Mainstream and Premium segments 34 OPERATIONS TRANSFORMATION BUSINESS MIX FURNACE ORIENTATION NETWORK SPECIALIZATION FOR BEST AT BOTH MODEL Realigning furnace/line network for greater specialization and lower cost Increase the number of furnaces dedicated to Premium Increase PREMIUM in portfolio mix Source: Internal OI

MAINSTREAM 35 WINNING IN MAINSTREAM Reframe the Competition Differentiated Sustainability Lowest Cost Economies of Scale Core Quality

REFRAMING THE COMPETITION 36 • 38% of O-I business competes with aluminum cans (primarily Beer and NAB) • Glass share of Beer varies significantly by market • Glass has high market share when unit cost is low and low market share when unit cost is high • Glass is a more premium product -- justifying a higher price and delivering a higher profit margin to the customer • Aim to significantly reduce cost to improve position in markets with low share and defend position in markets with high share Glass Share in Beer Sensitive to Costs Competing with Aluminum Cans in Beer BE COMPETITIVE WITH CANS 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% NA A B C D E F O-I Glass Cost Per Unit Index (NA = 100%) Glass Share of Beer Market GLASS BEER MARKET SHARE AND UNIT COST Glass Share of Beer Unit Cost Index (NA = 100%) Other O-I Markets in EU and LatAm Source: Internal OI, Euromonitor for beer glass share

37 SNAPSHOT: IMPROVING THE COMPETITIVE POSITION VS. CANS Source: Euromonitor, O-I Internal 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2018 2019 2020 2021 2022 2023 2024 EUROPE EU Glass Unit Cost Index EU Glass Share Beer glass share in EU is high and fairly stable with a low unit cost (similar unit cost to cans in NA) FOCUS FIT TO WIN to reduce mainstream container costs and enable growth Partner with the VALUE CHAIN to reduce secondary packaging costs and enable growth LIGHTWEIGHT to reduce transportation cost, improve sustainability and enable growth GOAL: 20%+ reduction in unit cost in relevant mainstream categories and markets 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2018 2019 2020 2021 2022 2023 2024 NORTH AMERICA NA Can Unit Cost Index NA Glass Share NA Beer Glass Unit Cost = 100% NA Beer Glass Unit Cost = 100% Beer glass share in NA is low and has declined as unit cost is high … 20-30% above NA can unit cost (and EU glass unit cost) BEER GLASS COMPETITIVENESS

# SUCCESSFUL STRATEGIES WINNING IN BEER

## O-I: Zipaquira, Colombia



| Large scale efficiency with **four** furnaces | High operational efficiency and co-located sand mine drive low cost | Growing market with high glass share |
|---|---|---|

Low-cost provider delivers growth:
**+6.9%** glass share; **-4.4%** share loss by cans

## IVC: Piedras Negras, Mexico



| Large scale efficiency with **five** furnaces | State of the art technology, high operational efficiency & stable volumes | Strategic location **10-year+** growth partner |
|---|---|---|

JV, co-located strategy, helped customer grow their brands by ~ **20%** over the past **5** years.

38

Source: Internal OI

39 WINNING IN THE PREMIUM MODEL PREMIUM Design & Innovation Sustainability Leverage Extensive Relationships Flexible Production Best Cost

O-I Has a Successful History of ALIGNING ASSETS to Meet PREMIUM Categories 40 SUCCESSFUL STRATEGY WINNING IN PREMIUM Alloa, Scotland Best total cost serving PREMIUM spirits Increased customer touch Designed to deliver production flexibility Asset repositioned to serve premium spirits with highest quality Leading SUSTAINABILITY

FIT TO WIN - SUMMARY 41 RADICALLY REDUCE total enterprise cost and OPTIMIZE entire network and value chain Source: Internal OI Savings from 2024 Baseline ≥ $650M of Fit To Win Benefits 2027 TARGET LONG-TERM GOAL • Increase premium portfolio from 27% to ~ 40% • 20%+ reduction in unit cost in relevant mainstream categories and markets PHASE A PHASE B $100 $170 $200 $100 $150 $150 $25 $100 $150 $25 $100 $150 $250 $520 ≥$650 2025 2026 2027 FIT TO WIN BENEFITS ($M) Reshape SG&A (A) Initial Network Optimization (A) Cost Transformation (B) Total Organization Effectiveness (B)

42 10 MIN BREAK

DELIVERING PROFITABLE GROWTH ARNAUD AUJOUANNET, SVP AND CHIEF SALES & MARKETING OFFICER 43

Leverage a COMPETITIVE COST position to drive future PROFITABLE GROWTH with WINNING CUSTOMERS 44 HORIZON II: PROFITABLE GROWTH GLASS IN MORE HANDS LEVERAGE “BEST AT BOTH” MODEL MOST VALUABLE RELATIONSHIPS F&B and Glass is Attractive and Growing Strong Premium Growth Favorable Mega Trends Winning in Mainstream and Premium Categories Targeted Offense and Defense Strategies Customer Segmentation Working Differently with Customers Most Trusted Glass Supplier • Organic Growth ≥ 1.5%/yr, post 2027 • Net Promoter Score (NPS) ≥ 60 • Grow in Attractive Categories • Maximize Economic Profit (EP) in Stable Categories • Exit Negative EP Business / Customers / Segments 2027 Target Long-Term Goal

Reframed Strategy designed to DELIVER GROWTH through COMPETITIVENESS 45 O-I STABLE OVER THE LONG-TERM Source: Internal data, adjusted to exclude the impact of divestitures 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 O-I SALES VOLUME (MT) O-I O-I + Strategic JVs 10 YEAR SALES VOLUME TREND (2013-2022) • O-I: +1.5 CAGR • O-I + Strategic JVs: +2.6% CAGR GLOBAL PACKAGING RECESSION GLASS IN MORE HANDS

0 100 200 300 400 500 600 700 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 INDEX (1999 = 100) PREMIUM (~4% CAGR) Beer Wine Spirits NAB 0 50 100 150 200 250 300 350 400 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 INDEX (1999 = 100) MAINSTREAM (~1% CAGR) Beer Wine Spirits NAB GLASS IS EXPECTED TO GROW ~ 1.5% CAGR with most growth in PREMIUM CATEGORIES 46 GLASS GROWTH TRENDS Scope: Global; Sources: Beer, NAB: GlobalData / Spirits, Wine: IWSR | *Beer Base 100 begins in 2005. Premium and mainstream refers to total category not just glass LONG-TERM CONSUMPTION TRENDS BY CATEGORY Mainstream categories are generally stable with stronger growth in NAB Premium categories have good growth, resiliency and are more profitable Beer 0.8% Wine 0.4% Spirits 1.7% Food 2.1% NAB 2.3% RTD 4.0% TOTAL 1.5% Expected Glass Container Growth (CAGR 2024-2028) Source: Euromonitor

# LEVERAGING FAVORABLE MEGATRENDS

## Transforming COMPETITIVENESS Will Enable O-I to Take Advantage of Favorable MEGATRENDS

**KEY CONSUMER TRENDS**

| | | |
|---|---|---|
| **PREMIUMIZATION AFFORDABLE LUXURY** | **82%** of wine drinkers perceive glass bottles as a sign of superior quality[1]. | **41%** of US consumers prefer glass for alcoholic RTDs[2]. |
| **SUSTAINABILITY RESPONSIBILITY** | **92%** of respondents feel positively toward glass packaging's low environmental impact[3]. | **40%** average recycled content. |
| **HEALTH & WELLNESS** | **70%** of consumers believe glass is safer[4]. | **43%** of UK adults moderating their alcohol intake do so primarily for health reasons[5]. |


PREMIUM ALCOHOL
+4%

SPIRITS-BASED RTDs
+5%

PROSECCO
+3%

FOOD
+6%

LOW/NON ALC BEVS
+12%

SPARKLING WATER
+10%

47

Sources: Euromonitor, IWSR (USD Value % CAGR 2024-2028)
Consumer Facts: 1. Wine Intelligence; 2. The IWSR US RTD Study; 3. Glass Packaging Institute; 4. EcoFocus Survey; 5. Mintel

GLASS is an INTEGRAL PART OF EVERYDAY LIFE and will expand across MORE OCCASIONS 48 PUTTING GLASS IN MORE HANDS More Occasions More Share of occasions MEGA TRENDS COMPETITIVENESS TRANSFORMATION + O-I CORE STRENGTHS Innovation, Design, Customers + = GLASS IN MORE HANDS

Differentiated STRATEGY to deliver increased EBIT, RETURNS, GROWTH and FCF 49 TARGETED APPROACH TO DELIVER PROFITABLE GROWTH % OF SALES VOLUME INVEST AND GROW IMPROVE AND GROW OPTIMIZE AND DEFEND RESTRUCTURE Mainstream Premium OFFENSE Drive Profitable Volume DEFENSE Drive Higher Return/FCF

PREMIUM: MAINSTREAM: STRENGTHEN CORE CAPABILITIES: Aligning Service Models and Investments to GROWING, PROFITABLE CATEGORIES 50 OFFENSE: GROWING IN ATTRACTIVE HIGH VALUE CATEGORIES CASE STUDY VIDEO: Winning in Premium Spirits Pernod Ricard • Offer premium value proposition at best cost by expanding network of specialized plants, innovation, design services and sustainability solutions • Invest with winning customers • Deliver glass at lowest cost through network optimization, capacity expansion, streamlining and lightweighting • Differentiate service model to optimize costs and improve productivity • Reliable quality and supply, recognized know-how, strong relationships • Build differentiated capabilities

51 Placeholder for Pernod video – NYSE TO RUN VIDEO AG0

50% 100% 150% 200% 250% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Volume Gross Margin Per Ton OPTIMIZE and DEFEND profitable categories, RESTRUCTURE or EXIT unattractive businesses 52 DEFENSE: MAXIMIZE EP IN STABLE CATEGORIES LOW GROWTH BUT HIGH RETURN/FCF GENERATING CATEGORIES: SLOW GROWTH, UNPROFITABLE BUSINESS: 81% 73% 19% 27% 2019 2024 Mainstream Premium IMPROVING MIX CASE STUDY: EU FOOD Source: Internal OI • Deliver lowest cost through improved productivity, network optimization and value chain optimization • Differentiate service model to optimize costs and improve productivity • Improve economic profit • Deliver economic profit / cash or exit quickly

OPPORTUNITIES 53 O-I SALES VOLUME OUTLOOK Source: Internal OI 2024 2027 2029 O-I SALES VOLUME OUTLOOK (MT) Offense Defense 46% 54% 51% 49% 58% 42% STABLE Sales Volume Through 2027 As Focus on Return/Mix; 1.5% CAGR GROWTH 2027 • Packaging recession recovery • Wins through improved competitive position • Wins through substrate conversion • Accelerate strategic customer partnerships Stable Sales Volume As Focus On Mix While Improving Cost Structure Drive > 1.5% CAGR Growth Focusing on Most Attractive Categories Sales Volume Up 5% YTD25

# CUSTOMERS (2024 = 6,000) 22 27 20 28 45 50 56 2018 2019 2020 2021 2022 2023 2024 NPS 54 MOST TRUSTED GLOBAL GLASS SUPPLIER O-I has the largest and most diversified customer base with opportunities for higher value segmentation … …and long-lasting relationships built on a foundation of Excellence in Quality & Innovation Large, diverse, valuable customer base SALES $ CUSTOMERS (2024 = $6.5B) International Regional Local/Emerging “I really appreciate the can-do approach” “The biggest footprint globally – one stop shop – the only one that can support global beverage businesses” “...relationship is grounded on a solid foundation of mutual trust and respect” GOAL: NPS ≥ 60% First Quartile – Mfg Cos MOST VALUABLE RELATIONSHIPS Source: Internal OI

TO BE MORE SUSTAINABLE TO DIFFERENTIATE TO GROW TO BE MORE EFFICIENT AVAILABILITY AFFORDABILITY/COST INNOVATION/NPD LIGHTWEIGHTING CO2 & RECYCLING 55 LEVERAGING STRENGTHS TO MEET CORE CUSTOMER NEEDS HELP CUSTOMERS:

56 Hold for Heineken video -- NYSE TO RUN VIDEO AG0

EVOLVING APPROACH WITH CUSTOMERS 57 • Partners • Strategics • Tacticals SEGMENTATION FOR MANAGING CUSTOMERS • Leveraging digitization and AI to: • Optimize Service Model • Drive Efficiencies & Productivity • Forecast Demand • Grow Sales & Optimize Economic Profit • Enable Strategy Execution WORKING DIFFERENTLY Customer Segmentation Service Levels High Basic Standard Tactical Strategic Partner SEGMENTATION AND SERVICE LEVELS

PROFITABLE GROWTH - SUMMARY 58 2027 TARGET LONG-TERM GOALS • Organic Growth ≥ 1.5%/yr (post 2027) • Net Promotor Score (NPS) ≥ 60 • Grow in Attractive Categories • Maximize Economic Profit (EP) in Stable Categories • Exit Negative EP Business / Customers / Segments Leverage a COMPETITIVE COST position to drive future PROFITABLE GROWTH with WINNING CUSTOMERS

59 STRATEGIC OPTIONALITY RANDY BURNS, CHIEF ADMINISTRATIVE & SUSTAINABILITY OFFICER

# SUSTAINABILITY = PRODUCTIVITY + EFFICIENCY



RECYCLED CONTENT
ENERGY EFFICIENCY
MANUFACTURING EFFICIENCY
New 2030** Goals
GHG by 47% (1.5° Pathway)
Renewable Electricity to 80%
Cullet to 60%
LOW CARBON ENERGY
MANUFACTURING TECHNOLOGY
LIGHTER WEIGHT

| Prior 2030 Goals* | As of 2024 |
|---|---|
| ⬇ GHG by 25% (2.0° Pathway) | ~20% |
| Renewable Electricity to 40% | ~40% |
| Cullet to 50% | 40% on avg |

60

*2017 Baseline
**2019 Baseline

GROW through geographic expansion, M&A, JVs and partnerships and RETURN VALUE to shareholders 61 STRATEGIC OPTIONALITY INTRODUCTION GEOGRAPHIC EXPANSION Enter High Growth, EP Markets Grow with Winning Customers CORPORATE DEVELOPMENT Strategic JVs Strategic Partnerships Capability M&A RETURN CAPITAL TO SHAREHOLDERS Prioritize 2.0 – 2.5x Financial Leverage Ratio Greater Share Repurchases Initiate Dividend 2027 Target Long-Term Goal Achieve Financial Leverage Ratio ~ 2.5x • Financial Leverage Ratio Range 2.0x – 2.5x • Return More Capital to Shareholders

GLASS FORECAST CAGR BY MARKET (2024-28) O-I is the GLOBAL LEADER IN GLASS but with Significant OPPORTUNITY TO EXPAND 62 GEOGRAPHIC EXPANSION: TOP GROWTH MARKETS GLASS TOTAL O-I MARKET NON O-I MARKET 1.5% F CAGR 0.8% F CAGR 2.8% F CAGR TOP 10 HIGHEST GROWTH MARKETS O-I MARKETS 20,000+ 10,000-19,000 5,000-9,9999 0-4,999 GLASS CONSUMPTION BY MARKET 2023 MN UNITS Source: Euromonitor

63 CORPORATE DEVELOPMENT LONG TERM – Focus on Expansion • Geographic Expansion • Support Customer Growth Ambitions • Acquire Capabilities for Growth Through M&A • Glass Adjacencies NEAR TERM – Focus on Improving the Balance Sheet • Potential small bolt-on opportunities POTENTIAL GROWTH OPPORTUNITIES HISTORY OF SUCCESSFUL JVs 0 250 500 750 1000 SEGMENT PROFIT -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% ECONOMIC SPREAD Strategic JVs Consolidated Business O-I will prioritize reducing financial leverage to ~ 2.5x over the next few years 2024 Data Solid History of SUCCESSFUL STRATEGIC JVs Evaluate Opportunities to PROFITABLY SUPPORT our CUSTOMERS AMBITIONS Source: Internal OI

MAGMA was intended to support the PREMIUM model and deliver PRODUCTION FLEXIBILITY 64 SPOTLIGHT: MAGMA DESIGNED FOR THE PREMIUM MODEL Bowling Green, KY • Operational and producing premium spirits bottles • Slower than expected start up • 2025 is an important milestone year for MAGMA • Prove key operating and profit margin requirements • Achieve industrial production scale • Meet minimum +2% economic spread target Current Status Target Performance

STRATEGIC OPTIONALITY SUMMARY 65 2027 TARGET LONG-TERM GOALS Achieve Financial Leverage Ratio ~ 2.5x • Financial Leverage Ratio Range 2.0x – 2.5x • Return More Capital to Shareholders GROW through geographic expansion, M&A, JVs and partnerships and RETURN VALUE to shareholders

FINANCIAL OVERVIEW & OUTLOOK JOHN HAUDRICH, CHIEF FINANCIAL OFFICER 66

67 KEY MESSAGES Reaffirm 2027 Financial Targets Performance Improvement Enabled by ≥ $650M of Fit To Win Initiative Benefits through 2027 Introducing Preliminary Objectives for 2029 Economic Profit Mindset ForValue Creation Capital Allocation Driven by Economic Profit, Cash, Returns, Growth, Balance Sheet Improvement and Return Capital to Shareholders

68 PERFORMANCE TREND $1.22 $1.83 $2.30 $3.09 $0.81 2020 2021 2022 2023 2024 2025E aEPS $6,091 $6,357 $6,856 $7,105 $6,531 2020 2021 2022 2023 2024 SALES ($B) $146 $282 $236 $130 -$128 $311 $398 $539 $688 $617 2020 2021 2022 2023 2024 2025E FCF AND CAPEX ($M) FCF CapEx 5.5 4.4 3.5 2.9 3.9 2020 2021 2022 2023 2024 2025E FINANCIAL LEVERAGE $1.20 - $1.50 $150 - $200 $400 - $450 Mid-3s Strong Performance Exiting the Pandemic 2024 Results Reflect Global Packaging Recession Fit To Win To Drive Improved Performance Starting 2025 Reaffirming 2025 Guidance provided on Feb 4, 2025 2025 Guidance does not reflect potential impact of tariffs on U.S. imports or retaliatory tariffs on U.S. exports.

Driving Improved Financial Performance Through “Self Help” Initiatives with Focus on Higher FCF and Economic Profit Positions O-I For Future Profitable Growth 69 REAFFIRM 2027 TARGETS AND NEW 2029 PRELIMINARY OBJECTIVES 17% 2024 Reaffirm 2027 Target Prelim. 2029 Objective ADJUSTED EBITDA MARGIN % -2% ≥5% ≥7% 2024 Reaffirm 2027 Target Prelim. 2029 Objective FCF % SALES $1,100M ≥$1,450M ≥$1,650M 2024 Reaffirm 2027 Target Prelim. 2029 Objective ADJUSTED EBITDA -2% ≥2% ≥4% 2024 Reaffirm 2027 Target Prelim. 2029 Objective ECONOMIC SPREAD Low 20s Mid 20s Economic Spread assumes 2024 WACC

PHASE A PHASE B $200 $170 $100 $150 $150 $100 $150 $100 $25 $150 $100 $25 ≥$650 $520 $250 2027 2026 2025 FIT TO WIN BENEFITS ($M) Reshape SG&A (A) Initial Network Optimization (A) Cost Transformation (B) Total Organization Effectiveness (B) Savings from 2024 Baseline FIT TO WIN Drives ≥ $650M BENEFITS through 2027 70 FIT TO WIN: RESHAPING O-I’S COMPETITIVE POSITION

CONSISTENT IMPROVEMENT in Sustainable aEBITDA 71 IMPROVE EARNINGS Reaffirming 2027 aEBITDATarget of $1.45B Through Fit To Win Benefits Despite Cautious Commercial Outlook Expect Continued Performance Improvement Through 2029 Supported by Cost and Growth/Expansion Initiatives ADJUSTED EBITDA ($M) ≥ $1,450M (Low 20s) ≥ $1,650M (Mid 20s) $1,100M (17%) Includes potential impact of fav. Energy contract resets in 2026/2027 TBD

Driving Higher FCF through IMPROVED EARNINGS and TIGHTER CAPITAL MANAGEMENT 72 HIGHER FCF -2% Sales ≥ 5% Sales ≥ 7% Sales FCF AS % OF SALES 0%

EXPECT LOWER CAPEX, Priority Shifts to Maintenance and Productivity 73 TIGHTER CAPITAL MANAGEMENT SUPPORTS HIGHER FCF Avg CapEx: 2022-2024 Avg CapEx: 2025-2027 Maintenance Productivity Growth $615M ~ $450M CAPEX ($M) Lower CapEx Investment Through Network Optimization and Economic Profit Focused Investment Reduced Growth Investment In Favor of Improving Core Operating Performance and Network Optimization

BALANCE SHEET IMPROVEMENT Remains O-I’s TOP PRIORITY for Use of FCF 74 IMPROVING BALANCE SHEET 0 1 2 3 4 5 6 2020 2021 2022 2023 2024 2027 Target Prelim. 2029 Objective ~ 2.5x 2.0x – 2.5x FINANCIAL LEVERAGE RATIO Target Financial Leverage ratio of 2.0x – 2.5x Capital Return Considerations Once Within Target Range

Maintenance CapEx Productivity CapEx Restructuring Debt Reduction Share Repurchase / Dividend 75 CAPITAL ALLOCATION DRIVING ECONOMIC PROFIT FIT TO WIN INVESTMENTS • SG&A Restructuring • Network Optimization / Restructuring • Capacity / Productivity Investments RETURN CAPITAL TO SHAREHOLDERS • Anti-dilutive Share Repurchases • Evaluate Additional Share Repurchases • Evaluate Dividend IMPROVE PRICE, MIX, COST & PRODUCTIVITY TO DRIVE +2% ECONOMIC SPREAD PROFITABLE GROWTH • Capacity / Productivity Investments • Line Extension Investments • Selective Brownfield / Green Investments IMPROVE CAPITAL STRUCTURE • Prioritize ≤ 2.5x Financial Leverage • Long-term Target range of 2.0x - 2.5x Financial Leverage Ratio STRATEGIC OPTIONALITY • Geographic Expansion • M&A, JVs • Enter Glass Adjacencies ALLOCATION OF CASH FROM OPERATIONS (2025-2027)

3.1% 2.6% -0.3% 7.3% 2.2% -2.1% 2.0% 4.0% -4% -2% 0% 2% 4% 6% 8% -200 -100 0 100 200 300 400 500 2019 2020 2021 2022 2023 2024 2027 Target Prelim. 2029 Objective ES (%) EP ($M) EP($M) ES (%) MORE CONSISTENT ECONOMIC PROFIT delivered by Fit To Win 76 IMPROVING ECONOMIC PROFIT * See Economic Profit and Economic Spread in Appendix slides. ECONOMIC PROFIT AND ECONOMIC SPREAD* Sustainable EP Through the Cycle Target ES% of 2% - 4%

77 REFRAMING SUCCESS LONG-TERM OBJECTIVES (Post 2027) REAFFIRM 2027 Target NEW 2029 Objective aEBITDA Margin % Low 20s Mid 20s FCF % of Sales ≥ 5% ≥ 7% Economic Spread* ≥ 2% ≥ 4% ≥ $1,450M ≥ $1,650M Sustainable aEBITDA Organic growth ≥ 1.5%/yr Increase premium portfolio from 27% to ~ 40% 20%+ reduction in unit cost in relevant mainstream categories and markets Net Promotor Score (NPS) ≥ 60 Return more capital to shareholders * Economic Spread assumes 2024 WACC Achieve new 2030 Sustainability Goals

CONCLUSION GORDON HARDIE, PRESIDENT & CHIEF EXECUTIVE OFFICER 78

Align Organization on Purpose Statement Establish the Value Office Rapid Review and Adjust EXECUTION 79 Leadership Committed to DELIVER THE VALUE THROUGH EXECUTION • Delivered Phase A objectives • Quickly organizing Phase B initiatives • Solid pipeline of additional actions Drive Execution Solid Progress To Date • Engage all employees to internalize new purpose statement • Rapid project planning and execution • Bias for speed and achieving measurable results • Adjust execution plans to early warning signals • Economic Profit Tree / Linked KPIs / Incentives Integral to achieve $650M of total enterprise benefits Focused on DELIVERING RESULTS

80 RESHAPING O-I TO BECOME THE ‘BEST VALUE’ PACKAGING OPTION Optimizing how we work across the value chain with suppliers and customers Transforming O-I’s cost base to become highly competitive Building a higher value, more premium business portfolio Focusing the business on driving Economic Profit Growing in clearly targeted geographies, categories and segments 1,100 1,450 1,650 2024 2025E 3YR Target 5YR Objective EARNINGS IMPROVEMENT (aEBITDA, $M) 1,150-1,200 ≥ ≥ > 8% 5YR CAGR ROBUST INVESTMENT THESIS TO CREATE SHAREHOLDER VALUE

CONCLUSION 81 INCREASING THE VALUE OF O-I BY HELPING: OUR CUSTOMERS Grow their business OUR SUPPLIERS Expand with us OUR PEOPLE Develop their careers OUR SHAREHOLDERS Receive value… AND Be More Sustainable

82 5 MIN BREAK

Q&A 83

APPENDIX 84

85 NON-GAAP FINANCIAL MEASURES The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, free cash flow as a percentage of net sales, financial leverage ratio, EBITDA, adjusted EBITDA, adjusted EBITDA margin, segment operating profit, segment operating profit margin, Economic Profit and Economic spread provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings (loss) attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company’s principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Segment operating profit relates to earnings (loss) before interest expense, net, and before income taxes and is also exclusive of items management considers not representative of ongoing operations as well as certain retained corporate costs and other adjustments. Segment operating profit margin is calculated as segment operating profit divided by segment net sales. EBITDA refers to net earnings, excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles. Adjusted EBITDA refers to EBITDA, exclusive of items management considers not representative of ongoing operations and other adjustments. Adjusted EBITDA margin refers to Adjusted EBITDA divided by net sales. Financial leverage ratio refers to the sum of total debt less cash, unfunded pension liability and asbestos or Paddock liability divided by Adjusted EBITDA. Economic Profit (EP) refers to net earnings (loss) attributable to the Company, excluding interest expense, net and non-cash goodwill impairment charges, minus the product of the Company’s average invested capital and its weighted average cost of capital. Economic spread percentage (ES%) refers to economic profit divided by the Company’s average invested capital. Management uses adjusted earnings, adjusted earnings per share, segment operating profit, segment operating profit margin, EBITDA, Adjusted EBITDA, economic profit, economic spread and financial leverage ratio to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. The above non-GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow relates to cash provided by operating activities less cash payments for property, plant and equipment. Free cash flow as a percentage of net sales relates to free cash flow divided by net sales. Management has historically used free cash flow and free cash flow as a percentage of net sales to evaluate its period-over-period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from these measures. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The company routinely posts important information on its website – www.o-i.com/investors.

86 RECONCILIATION TO ADJUSTED EARNINGS The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share, for the periods ending after December 31, 2024 to its most directly comparable GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to net earnings (loss) attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results.

87 RECONCILIATION TO FINANCIAL LEVERAGE RATIO AND ADJUSTED EBITDA For the years ending after December 31, 2024, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures Adjusted EBITDA and financial leverage ratio, which is defined as the sum of total debt less cash, unfunded pension liability and asbestos or Paddock liability divided by Adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, Net earnings (loss), because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

88 RECONCILIATION TO ADJUSTED EBITDA MARGIN For the year ending December 31, 2025 and later periods, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, adjusted EBITDA and adjusted EBITDA margin, to its most directly comparable U.S. GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

89 RECONCILIATION TO ECONOMIC PROFIT AND ECONOMIC SPREAD % For the year ending December 31, 2025 and later periods, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, economic profit and economic spread percentage, to its most directly comparable U.S. GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

90 RECONCILIATION TO FREE CASH FLOW (FCF) & FCF % NET SALES The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, free cash flow and free cash flow as a percentage of net sales, for all periods after December 31, 2025 to its most directly comparable U.S. GAAP financial measure, cash provided by operating activities, without unreasonable effort. This is due to potentially high variability, complexity and low visibility, in the relevant future periods, of components of cash provided by operating activities and cash spent on property, plant and equipment, as well as items that would be excluded from cash provided by operating activities. The variability of these excluded items and other components of cash provided by operating activities may have a significant, and potentially unpredictable, impact on the Company's future financial results.

91 RECONCILIATION TO SEGMENT OPERATING PROFIT